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                                                                  Exhibit 10.43



                         FIRST AMENDMENT AND WAIVER TO
                   REVOLVING CREDIT AND TERM LOAN AGREEMENT


     FIRST AMENDMENT AND WAIVER TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of March 14, 1997 (this "Amendment"), by and among SALESLINK CORPORATION (the "Borrower"), CMG INFORMATION SERVICES, INC. (the "Parent Guarantor"), PACIFIC DIRECT MARKETING CORP. (the "Subsidiary Guarantor"), THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on
Schedule 1 to the Credit Agreement (collectively, the "Banks") and THE FIRST
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NATIONAL BANK OF BOSTON as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Revolving Credit and Term Loan Agreement, dated as of October 24, 1996 (the "Credit Agreement"), by and among the Borrower, the Parent Guarantor, the Subsidiary Guarantor, the Agent and the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks and the Agent desire to amend and waive certain provisions of the Credit Agreement as provided more fully herein below;

     NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendment to Section 4 of the Credit Agreement.  Section 4.6 of the
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Credit Agreement is hereby amended by deleting such (S)4.6 and restating it in its entirety as follows:

          4.6. Letter of Credit Fees.  The Borrower shall, on the date of
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     issuance or of any extension or renewal of the Letter of Credit and at such other time or times as such changes are customarily made by the Agent, pay a fee (in each case a "Letter of Credit Fee") to the Agent in an amount equal to one percent (1%) per annum of the face amount of such Letter of Credit (of which 1/8 of such 1% shall be retained for the account of the Agent as issuer of such Letter of Credit), plus the Agent's customary
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     issuance, amendment and other administrative processing fees, such Letter of Credit Fee (other than the 1/8 of such 1% and not such issuance, amendment or administrative fee) to be for the accounts of the Banks in accordance with their respective Commitment Percentages.


     (S)2.  Amendment to Section 9 of the Credit Agreement.  Section 9.3(f) of
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the Credit Agreement is hereby amended by deleting such (S)9.3(f) and restating it in its entirety as follows:
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          (f)  permit (i) the Parent Guarantor's Unencumbered Cash to be less than (A) $10,000,000 at any time from the Closing Date through November 30, 1996, (B) $20,000,000 at any time from December 1, 1996 through February 28, 1997, and (C) $15,500,000 at any time thereafter; and (ii) the Parent Guarantor's and its Subsidiaries Unencumbered Cash to be less than (A) $35,000,000 at any time from the Closing Date through February 28, 1997, and (B) $31,000,000 at any time thereafter.


     (S)3.  Waiver to the Credit Agreement. Pursuant to (a) (S)9.3(c) of the
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Credit Agreement, the Parent Guarantor and the Borrower have agreed that they will not permit the ratio of the Borrower's Consolidated Operating Cash Flow to Consolidated Total Debt Service as at December 31, 1996 to be less than 2.50:1.00; and (b) (S)9.3(f)(i) of the Credit Agreement, the Parent Guarantor and the Borrower have agreed that they will not permit the Parent Guarantor's Unencumbered Cash to be less than (i) $10,000,000 at any time from the Closing Date through November 30, 1996 and (ii) $20,000,000 during the period from December 1, 1996 through February 28, 1997. Notwithstanding the foregoing, the Banks and the Agent hereby waive, (a) solely for the fiscal quarter ended December 31, 1996 compliance with the provisions of (S)9.3(c) of the Credit Agreement; and (b) solely for the period from November 1, 1996 through February 28, 1997, compliance with the provisions of (S)9.3(f)(i) of the Credit Agreement.

     (S)4.  Conditions to Effectiveness.  This Amendment shall not become
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effective until the Agent shall have received a counterpart of this Amendment executed by the Borrower, the Parent Guarantor, the Subsidiary Guarantor, the Agent and the Banks.

     (S)5.  Representations and Warranties.  Each of the Borrower, the Parent
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Guarantor, and the Subsidiary Guarantor hereby represents and warrants to the
Agent and the Banks as follows:

            (a) Representation and Warranties in the Credit Agreement.  The
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     representations and warranties of each of the Borrower, the Parent
     Guarantor, and the Subsidiary Guarantor contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrower, the Parent Guarantor, or the Subsidiary Guarantor, or to the extent that such representations and warranties relate expressly to an earlier date.

            (b) Ratification, Etc.  Except as expressly amended hereby, the
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     Credit Agreement, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, shall together with this Amendment, be read and construed as a

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     single agreement. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

            (c) Authority, Etc.  The execution and delivery by each of the
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     Borrower, the Parent Guarantor, and the Subsidiary Guarantor of this
     Amendment and the performance by each of the Borrower, the Parent Guarantor, and the Subsidiary Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower, the Parent Guarantor, and the Subsidiary Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrower, the Parent Guarantor, and the Subsidiary Guarantor.

            (d) Enforceability of Obligations.  This Amendment and the Credit
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     Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower, the Parent Guarantor, and the Subsidiary Guarantor enforceable against the Borrower, the Parent Guarantor, and the Subsidiary Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (e) No Default.  No Default or Event of Default has occurred and is
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     continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

     (S)6.  No Other Amendments or Waivers.  Except as expressly provided in
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this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

     (S)7.  Execution in Counterparts.  This Amendment may be executed in any
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number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

     (S)8.  Expenses.  Pursuant to (S)14 of the Credit Agreement, all costs and
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expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

     (S)9.   Miscellaneous. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
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UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES
BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS
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APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                              SALESLINK CORPORATION

                              By:
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                                  Title:

                              CMG INFORMATION SERVICES, INC.

                              By:
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                                  Title:

                              PACIFIC DIRECT MARKETING CORP.

                              By:
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                                  Title:

                              THE FIRST NATIONAL BANK
                              OF BOSTON, Individually and Agent

                              By:
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                                  Title: